Fund Facts

Your Charity Input. Every year the Advisor to the
Funds donates up to 10% of the
advisor profits to various charities. If you have more than $15,000 in the Funds, please mail or preferably FAX us a letter to:
FAX 512.458.8166, or Texas Capital
Value Funds, Inc., 1600 W. 38 th Street, Suite 412,
Austin, TX 78731 with the
following information prior to December 25 th :
Charity Name Your Name
Charity Address Your Address
Charity Phone # Your Account Balance
Remember, the group must be a valid charity under the IRS rules, Section 501 (c)(3)

For 1997, shareholders designated the following charities:

AIDS Services of Austin
Alzheimer's Association
American Cancer Society
American Heart Association
Animal Trustees of Austin
Arthritis Foundation
Austin Sunshine Camp
Austin YMBL Sunshine Camps
Boy Scouts of America
Brenham Christian Academy
The Columban Fathers
Compassion International
Cross Pointe Church
Cystic Fibrosis Foundation

Family Violence Project
Faith Home for Babies with AIDS
Forgotten Children's Fund
Habitat for Humanity
Harvard Law School Fund
Hilo Salvation Army
The Home Care Program/MSKCC
Make-A-Wish Foundation
MD Anderson Children's Art Project
Medical Institute for Sexual Health
Methodist Children's Home
National Cancer Institute
National Kidney Cancer Association
Nature Conservancy of Tennessee

Nevada SPCA
Northwest Hills United Methodist
People's Community Clinic
Rapheal Free Clinic
Red Cloud Indian School
Salvation Army
San Diego Historical Society
SOVA Food Pantry
St. Michael's Academy
Texas Baptist Children's Home
Union Station
United Way of the Flint Hills
Wesleyan Homes Alzheimer's Care
Women Helping Women

Change of Transfer Agents. Beginning January 2, 1999, the Funds will begin to use Firstar as the new transfer agent. Please make a note of the new phone number and address:

Phone:          888-839-7424
Address:        Texas Capital Value Funds, Inc.
                c/o Firstar Mutual Fund Services, LLC
                P.O. Box 701
                Milwaukee, WI 53201-0701

Have questions about your account? Call the Transfer Agent at 1-888-839-7424.

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio
(V&G) for the period ending September 30th , 1998 was $13.45. For our new Mid-Cap Focus Portfolio
(Mid-Cap Focus and formally the BlueChip Value Portfolio), the Net Asset Value was $7.76. Since our last report on March 31st, we have now lived through a painful drop in prices, more than the 30% we warned you about. We hope you took our caution from the last report to "fasten your seat belts" seriously.

                Smaller Companies	Mid-size Companies
Period	        V&G<F1>	Russell 2000	Mid-Cap Focus<F2>Russell Mid-Cap
Last Quarter   (32.3)% (20.2)%         (21.5)%          (14.8)%
Last 12 Months (19.7)% (19.0)%          NA               NA
1997<F3>        45.6%   22.4%           NA               NA
1996<F3>        26.3%   16.5%           NA               NA

Since Inception 14.3%	8.0%	       (22.4)%	        (15.1)%
(annualized if longer than 1 year)

<F1>
After the maximum sales charge of 4.5%, the returns for the last quarter, 12 months, 1997, 1996 and since inception (11/06/95) would be: (35.4)%, (23.4)%,
39.0%, 20.6%, and 9.5%, respectively.
<F2>
After the maximum sales charge of 4.5%, the returns for the last quarter and since inception
(3/18/98) would be: (25.1)% and (25.9)%, respectively.
<F3>
Calendar years.


Of course, you know the old caveat, "past performance may not be indicative of future results." Given the last quarter, we sure hope so.

Commentary

Stock markets around the world have seen dramatic declines over the last few months. While our own market decline shouldn't be a shock, as we have discussed the possibility in many of our quarterly letters, we understand it is no fun. This is when it is important to keep perspective. Following are some of the questions we have received from shareholders.
Q. If you knew the market was going to go down, why didn't you sell, and wait until prices were cheaper?

We would if we could. Unfortunately, knowing the market may decline at some point in the future is of no use unless one knows exactly when. And since the "when" is unknowable, the best we can do is buy when we find good companies at value prices. Once the decline is underway, it rarely pays to go to cash.
Remember that stock returns are generally compressed into very short bursts followed by long periods of modest returns. Statistically, those short bursts of big returns occur only 2%-7% of the time, and generally right after the worst declines. With stocks, you have to stay in to win.

Q. How far will stocks fall?

Periodically, the market averages fall 25%-45% from their peaks. The Russell 2000 Index and the Russell
Mid-Cap Index are representative of the universe of stocks from which we have selected each of the funds.
Both indices have fallen dramatically since their peaks in April, especially the Russell 2000 Index of small companies.
Interestingly, while large stocks have done better, it is largely because a handful of companies-Dell, Lucent Technologies, Microsoft, Pfizer, and Wal-Mart-have held up the S&P 500 Index this year. Those five stocks contributed 52% of the S&P's return through the third quarter of the year, being up 95% on average.
No, we didn't own them. At an average of 15 times book value, 42 times earnings, and 36 times price-to-cashflow, we hope you understand why. With both Russell
Indices down substantially, we're almost certainly close to the bottom, if not past the bottom.

Q. I thought that small to Mid-cap, value stocks generally fell less than the overall market. What happened this time?

Historically, small and mid-value stocks have on average fallen less in market downturns. Of course, "on average" is different than always. In this market downturn, small to Mid-cap stocks have fallen much more than the large stocks, principally, we think, because the market turmoil has been a "crisis of confidence." As value-buyers, we take advantage of perceived "crises" in stocks. Unfortunately, the good news in our companies has been overwhelmed by the overall fear in the markets.
A good barometer for this fear is the credit spreads between corporate bonds and U.S. treasury bonds. Fear of recession typically causes the premium of corporate bonds over treasuries to widen. Morgan Stanley reports that in the midst of the 1990-91 recession, interest rate spreads on "Aa" industrial bonds relative to Treasuries spiked as high as 125 basis points over treasuries. Today, "Aa" industrial bonds are higher than treasuries by 153 basis points (1.53%), a level of fear, we believe, that is not supported by the facts. When fear reigns, just as lenders want only the highest quality bonds, investors want only the "safest" stocks. But investors have confused size with safety. Instead of buying the cheapest stocks with the best prospects, the herd has run to the largest, most well-known comfort stocks. Thus, valuations for small and mid-value stocks are at the lowest levels in a decade, especially in light of multi-decade lows in interest rates.

Q.  Why should I be in smaller stocks?

In the words of the bank robber Willie Sutton, "because that's where the money is." Smaller companies have provided superior long-term returns over large companies. From January 1926 to December
1994, small stocks earned nearly 2% more each year than large-caps. Style also makes a difference.
Small-cap value, the style in which your V&G fund is invested, has almost doubled the cumulative return of small growth from June 1979 through June 1998, according to Wilshire Associates-$1 grew to $32.46 in small value stocks, and $17.62 in small growth stocks. Value stocks, whether large, small or mid-cap, have a long history of producing superior returns, which is why both funds have deep value characteristics.

[CHART]

In addition, we think there is a good short-term justification for a focus on smaller to mid-cap companies.  Over the 1969-73 period in which the
Nifty 50 dominated, smaller stocks cumulatively
under performed large stocks by 46.1%, much as
they have under performed the Nifty 50 for the
last five years (See chart).  In the subsequent
five years, small stocks trounced large stocks,
providing a cumulative return of 124.8% versus
13.2% for large stocks.  Unusual?  Not according
to Professor Marc Reinganum.  Like the tides,
small and large stocks have shown an almost certain
tendency to reverse leads.  When small stocks lead
for five years, large stocks will lead for the next
five years and vice versa.   With small stocks
under-performing in the last five years by the greatest margin since 1926, history suggests they should produce stellar returns for the next five years.
The impetus for the tide shift is that smaller companies are considerably cheaper and growing faster than their larger brethren. The Russell
2000 companies have beaten the S&P 500 in earnings growth for five quarters in a row, according to Claudia Mott of Prudential. Yet, smaller companies are trading at substantially cheaper P/E and P/BV ratios.
Q.  Is now a good time to increase my investment?
The goal of any investor is to buy when the prices are low. Right now, your portfolio is trading at even cheaper ratios than the cheapest index, the small-cap index and absolutely at the cheapest valuations of the last decade. That is almost certainly the reason, according to Bloomberg News, that corporate insiders are buying more stock of their companies than at any point in the last five years.
In his book Contrarian Investment Practice, David
Dreman sights 11 instances of crises and how the markets responded therafter. In all but one case, the market was substantially higher one and two years after the market lows were reached. Of course, we will only know after the fact where the market low is, although we believe we are certainly near, if not past, the lows. More important than timing, though, are valuations. Small and mid-cap valuations are so compressed that when the appreciation occurs, it should be outstanding. But you have got to be in to win.

                             Market low      1 year      2 years
Crisis                       After crisis    Later       Later
Berlin Blockade              7/19/48         -3.3%       13.2%
Korean War                   7/13/50         28.8%       39.3%
Kennedy vs. Steel            6/26/62         32.3%       55.1%
Cuban missile crisis         10/23/62        33.8%       57.3%
Kennedy assassination        11/22/63        25.0%       33.0%
Gulf of Tonkin               8/6/64           7.2%        3.1%
1969/70 stock market break   5/26/70         43.6%       53.9%
1973/74 stock market break   12/6/74         42.2%       66.5%
1979/80 oil crisis           3/27/80         27.9%        5.9%
1987 crash                   10/19/87        22.9%       54.3%
1990 Persian Gulf War        8/23/90         23.6%       31.3%
Average Appreciation                         25.8%       37.5%


For V&G since inception through September 30th, 1998, your
Fund has dwarfed the returns of most small-cap funds and done a good job of keeping up with the larger stocks, even though the tides have been against us. We expect Mid-Cap
Focus, over any reasonable period, to also do well. Like corporate insiders buying their own stock, your management to the person has responded to the current "crisis" by buying both funds with their own money. In difficult times, the supreme investor virtues are courage and patience. In a period when many funds have lost 30% of their assets from shareholder redemptions, we've had almost none. We feel fortunate to have a shareholder group strong on both courage and patience. We'll try to do our part to make it pay off for you.

Respectfully submitted,
Mark A. Coffelt, CFA


S T O C K   P R I C E S   R E L A T I V E  TO

                         Earnings         Cash flow        Book value
Value & Growth           14.9x            8.4x             1.8x
   Avg Small Value Fund	 17.6x            12.9x            2.4x
   Avg Small Growth Fund 27.7x            24.0x            4.8x
Mid-Cap Focus (est.)     12.5x            9.9x             3.6x
   Avg Mid Value Fund    19.8x            13.0x            3.0x
   Avg Mid Growth Fund   31.4x            24.6x            6.0x
   S&P 500               27.5x            19.9x            6.6x


Data from Morningstar Mutual Funds 10/98 with the exception of Mid-Cap Focus which is estimated.
The top chart compares a hypothetical investment of $10,000 between the Value & Growth Portfolio and the Russell 2000 Index (with dividends), which is considered representative of the market for small stocks. The maximum 4.5% sales charge is applied to V&G, as are management fees and transaction costs. The Russell 2000 Index has no costs associated with it, nor is it possible to invest in the index as shown.

[CHART]

The bottom chart compares a hypothetical investment of $10,000 between the Mid-Cap Focus Portfolio and the Russell Mid-Cap Index
(with dividends), which is considered representative of the market for mid-capitalization stocks. The maximum 4.5% sales charge is applied to Mid-Cap Focus, as are management fees and transaction costs. The Russell Mid-Cap Index has no costs associated with it, nor is it possible to invest in the index as shown.

The performance shown represents past performance and is not a guarantee of future results. Each Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. All Fund distributions have been reinvested.

VALUE & GROWTH
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
Industry                  Shares   Company              Market Value   %
Apparel                   128,600  Nautica Enterp*      2,403,213    4.6
                          107,000  Oshkosh B'Gosh       2,220,250    4.2
                          117,400  St. John's Knits     1,878,400    3.6
                                                        6,501,863   12.4

Auto Parts                  8,800  Standard Products    152,350       .3

Building Materials         76,900  Lafarge Corp.        2,191,650    4.2

Computer Hardware          22,000  Orbotech LTD*        708,125      1.4

Financial Services         68,700  Barra, Inc.*         1,408,350    2.7

Furniture                 180,200  Shelby Williams      2,072,300    4.0

Homebuilding              145,200  Standard Pacific     2,050,950    3.9
                          101,000  Kaufman & Broad      2,373,500    4.5
                                                        4,424,450    8.4

Hotel/Gaming               41,100  Anchor Gaming*       2,352,975    4.5

Maritime                   75,100  Sea Containers       1,807,094    3.4

Medical Devices           187,500  Mentor Corp.         2,132,813    4.1

Manufactured Housing      114,800  Coachmen Ind.        2,296,000    4.4

Oil Drilling              151,500  Varco Int'l*         1,268,813    2.4

Precision Instruments      67,200  Esterline Tech*      1,318,800    2.5
                           62,900  Instron Corp.          888,462    1.7
                                                        2,207,262    4.2

Recreation                189,100  Seattle Filmworks*     567,300    1.1

Recreational Vehicles      66,300  Champion*            1,591,200    3.0

Restaurant                 96,300  Applebees            2,010,262    3.8
                          155,200  Vicorp Rest.*        2,104,900    4.0
                                                        4,115,162    7.8


8

Retail                    289,000  OfficeMax*           2,871,938    5.5
                          162,300  Dress Barn*          1,967,887    3.7
                          112,400  Claire's Stores      2,023,200    3.9
                           59,600  Land's End*          1,102,600    2.1
                           14,000  Jo-Ann Stores*         311,500     .6
                                                        8,277,125   15.8

Securities Brokerage        5,600  Advest Group           114,100     .2

Software                   83,000  Autodesk             2,178,750    4.1
                          230,600  Pairgain Tech.*      1,873,625    3.6
                          153,500  Symantec Corp*       2,024,281    3.9
                                                        6,076,656   11.6

Textiles                  221,100  Dixie Group          1,437,150    2.7

Trucking                   13,400  Werner Enterprises     211,050     .4

Transportation             52,950  Air Express Int'l      847,200    1.6

*NON-INCOME PRODUCING

Total Common Stocks                                    52,760,988  100.6
                                                 (Cost 65,339,411)

Short-Term Investments

Bank of Boston Repurchase Agreement                     2,173,909    4.1

5.349%, due 10/01/98 (Collateralized by $2,238,474 U.S. Treasury Notes,
5.5%, due 5/31/03, First Boston) (Proceeds $2,174,228)
(Cost $2,173,909)

Total Investments                                      54,934,897  104.7
                                                 (Cost 67,513,320)

Liabilities in Excess of Assets                        (2,473,642) (4.7)

Net Assets                                             52,461,255  100.0

At September 30, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of  $65,643,829 was as follows:
Gross unrealized appreciation     $382,516
Gross unrealized depreciation     (13,265,357)
Net unrealized depreciation       $(12,882,841)


Mid-Cap Focus
Portfolio of Investments
September 30,1998
Industry                   Shares  Company             Market Value      %
Aerospace/Defense          850     Sundstrand Corp.    39,419       4.9

Apparel                  1,030     Warnaco Group       23,819       3.0

Auto/Truck                 380     Paccar Inc.         15,651       2.0

Banks                    1,050     Canadian Imperial   19,294       2.4

Cement & Aggreg.         1,030     Lafarge Corp.       29,355       3.7

Computer Software        1,500     Autodesk Inc.       39,375       5.0
                         2,000     Symantec Corp*      26,375       3.3
                                                       65,750       8.3

Computers                1,400     Storage Tech.*      35,700       4.5

Financial Services         720     Finova Group        35,955       4.5
                         1,310     MBNA Corp.          37,499       4.7
                         2,050     Power Corp.         36,633       4.6
                         1,020     SLM Holding         33,086       4.2
                                                      143,173      18.0

Food Processing          1,040     Interstate Bakeries 32,370       4.1

Foreign Telecom            870     Telefonos de Mexico 38,280       4.8

Home Appliances            900     Maytag              42,750       5.4

Insurance                1,320     Conseco Inc.        41,085       5.2
                           660     Mercury General     25,039       3.1
                           930     Sunamerica Inc.     57,427       7.2
                                                      123,551      15.5

Oilfield Services        1,800     Noble Drilling*     26,550       3.3
                         3,200     Varco Int'l*        26,800       3.4
                                                       53,350       6.7


10

Securities Brokerage       850     A.G. Edwards        25,766       3.2

Telecom Services         1,000     Bell Atlantic       48,438       6.1

Thrifts                  1,060     Dime Bancorp        27,361       3.4

*Non-income producing		Total Common Stocks     764,027      96.0
                                               (Cost $960,065)
Short-Term Investments
		Bank of Boston Repurchase Agreement,       32,622        4.1

		5.349%, due 10/01/98 Collateralized by $33,951 U.S. Treasury
            Notes, 5.5% due 5/31/03, First Boston)
            (Proceeds $32,627)(Cost $32,622)

Total Investments                                    796,649       100.1
                                              (Cost $992,687)

Liabilities in Excess of Assets                         (585)      (.01)

Net Assets                                           796,064       100.0

At September 30, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $960,065 was as follows:

Gross unrealized appreciation    $18,883
Gross unrealized depreciation    (214,921)
Net unrealized depreciation      $(196,038)


SEE NOTES TO FINANCIAL STATEMTENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

                                                   Value &      Mid-Cap
                                                   Growth       Focus*
ASSETS
     Investments at Market Value,
    (Identified Cost $65,339,411 and $960,065)
    (NOTE 1-A)                                    $52,760,988   $764,027
     Cash & Equivalents                             2,173,909     32,622
     Dividends and Interest Receivable                 10,981      1,667
     Receivable for Securities Sold                   835,495          -
     Receivable for Fund Shares Sold                  164,238          -
           Total Assets                            55,945,611    798,316

LIABILITIES
     Administration Fee <NOTE 2>                       18,771        451
     Management Fee <NOTE 2>                           42,839        640
     12B-1 Fees <NOTE 2>                               34,412      1,033
     Payable for Securities Purchased               3,271,701          -
     Payable for Fund Shares Redeemed                 115,089          -
     Other Liabilities                                  1,544        128
           Total Liabilities                        3,484,356      2,252
NET ASSETS                                        $52,461,255   $796,064

(Applicable to 3,900,814 and 102,574 shares outstanding, $.0001 par value, 25 million shares authorized each fund).

NAV AND REPURCHASE PRICE PER SHARE                     $13.45      $7.76

MAXIMUM OFFERING PRICE PER SHARE                       $14.08      $8.13
   (100/95.5 of net asset value)

NET ASSETS
At September 30, 1998, net assets consisted of:
 Capital Stock @ Par                                      390         10
 Capital in Excess of Par                          70,744,049  1,008,971
Accumulated Net Realized Loss on Investments       (5,704,761)  (16,879)
Net Unrealized Depreciation on Investments        (12,578,423) (196,038)
                                                  $52,461,255   $796,064


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SEPTEMBER 30,1998

                                                      Value &    Mid-Cap
                                                      Growth      Focus*
INVESTMENT INCOME
Dividends                                            $379,127     $5,651
Interest                                               33,941        898
TOTAL INVESTMENT INCOME                               413,068      6,549

EXPENSES
Administrative Fee (Note 2)                           220,640      2,891
Management Fee (Note 2)                               525,085      4,130
12B-1 Fees (Note 2)                                   131,271      1,033
Interest Expense (Note 4)                              26,664        155
TOTAL EXPENSES                                        903,660      8,209

NET INVESTMENT GAIN/(LOSS)                           (490,592)   (1,660)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net Realized Loss from Security Transactions     (4,922,612)  (16,879)
  Increase/(Decrease) in Unrealized Appreciation  (15,016,540) (196,038)

NET GAIN/ (LOSS) ON INVESTMENTS                   (19,939,152) (212,917)

NET INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $(20,429,744)$(214,577)


*For Mid-Cap Focus, represents period from inception date March 18, 1998 to September 30, 1998.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended   Year Ended
                                               Sept. 30, 98 Sept. 30, 97
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS:
 Net Investment Loss                            $(490,592)    $(51,602)
 Net Realized Gain/(Loss) on Investments       (4,922,612)     959,264
 Increase in Unrealized Appreciation
 on Investments                               (15,016,540)   2,318,009
INCREASE/(DECREASE) IN NET
ASSETS FROM OPERATIONS                        (20,429,744)   3,225,671

DISTRIBUTIONS TO SHAREHOLDERS:
 Net Realized Gains ($.88
 and $.47, respectively)                       (1,334,802)     (63,343)

CAPITAL SHARE TRANSACTIONS: <F1>
  Shares Sold                                  98,363,911   23,834,857
  Shares Redeemed                             (53,224,319)    (510,028)
  Distributions Reinvested                      1,286,949       59,722
INCREASE FROM CAPITAL SHARE TRANSACTIONS       46,426,541   23,384,551

TOTAL INCREASE IN NET ASSETS                   24,661,995   26,546,879

NET ASSETS
  Beginning of Period                          27,799,260    1,252,381
  End of Period                               $52,461,255  $27,799,260

(A) CAPITAL SHARE TRANSACTIONS
  Shares Sold                                   5,119,433    1,487,704
  Shares Redeemed                              (2,871,499)     (31,203)
  Distributions Reinvested                         78,857        4,994
TOTAL INCREASE IN SHARES                        2,326,791    1,461,495



SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP FOCUS PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                     March 18, 1998* to
                                                     Sept. 30, 1998

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Loss                                 $(1,660)
Net Realized Loss on Investments                     (16,879)
Increase in Unrealized Depreciation on Investments   (196,038)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    (214,577)

CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold                                         1,177,267
  Shares Redeemed	                                   (166,626)
  Distributions Reinvested                            -
INCREASE FROM CAPITAL SHARE TRANSACTIONS              1,010,641

TOTAL INCREASE IN NET ASSETS                          796,064

NET ASSETS
Beginning of Period                                   -
End of Period                                         $796,064

(a) CAPITAL SHARE TRANSACTIONS
  Shares Sold                                         119,762
  Shares Redeemed                                    (17,188)
TOTAL INCREASE IN SHARES                              102,574
*Inception of Mid-Cap Focus Portfolio


SEE NOTES TO FINANCIAL STATEMENTS


VALUE & GROWTH PORTFOLIO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                  FY 1998    FY 1997    11/06/95*
                                                           to
                                                        09/30/96
PER SHARE OPERATING PERFORMANCE
NAV, BEGINNING OF PERIOD              $17.66    $11.13     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)          (.13)     (.03)      (.03)
Net Realized and Unrealized
Gains/ (Losses)                       (3.20)    7.03       1.17
TOTAL FROM INVESTMENT OPERATIONS:     (3.33)    7.00       1.14

LESS DISTRIBUTIONS:
Net Capital Gains                      (.88)    (.47)      (.01)

NAV, END OF PERIOD                    $13.45    $17.66     $11.13

TOTAL RETURN FOR FISCAL YEAR          (19.7)%   64.9%       11.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets-End of Period ($000)       $52,461   $27,799     $1,252

RATIOS TO AVERAGE NET ASSETS
Expenses                              1.72%     1.83%       2.20%**
Net Investment Income (Loss)          (.93)%    (.86)%      (0.51)%**
Portfolio Turnover Rate               223.6%    103.3%      148.0%
Avg. Debt Per Share                   $.12      -           -
Avg. amount of debt outstanding ($000)$345      -           -
Avg. number of shares outstanding(000) 2,815    -           -

*Inception of Value & Growth Portfolio
**Annualized

SEE NOTES TO FINANCIAL STATEMENTS

MID CAP VALUE
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                  March 18, 1998*
                                                        to
                                                  Sept. 30, 1998

PER SHARE OPERATING PERFORMANCE
NAV, BEGINNING OF PERIOD                              $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)                          (.02)
Net Realized and Unrealized Gains (Losses)            (2.22)
TOTAL FROM INVESTMENT OPERATIONS                      (2.24)

LESS DISTRIBUTIONS:
Net Capital Gains                                     -
NAV, END OF PERIOD                                    $7.76

TOTAL RETURN FOR PERIOD                              (22.4)%
RATIOS/SUPPLEMENTAL DATA
Net Assets-End of Period ($000s)                      $796

RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.98%**
Net Investment Income (Loss)                         (0.40)%**
Portfolio Turnover                                    89.1%
Average Debt Per Share                               $.04
Average amount of debt outstanding ($000)            $4
Average number of shares outstanding (000)            86

*Inception of Mid-Cap Focus Portfolio
**Annualized


SEE NOTES TO FINANCIAL STATEMENTS

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Value & Growth Portfolio and the Mid-Cap Focus Portfolio (formerly the BlueChip Value Portfolio, the "Funds"), each a series of shares of the Texas Capital Value Funds, Inc., including the portfolio of investments, as of September 30, 1998, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Texas Capital Value & Growth Portfolio and the Texas Capital Mid-Cap Focus Portfolio as of September 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 6, 1998

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the "V&G") and the Mid-Cap Focus Portfolio (the "Mid-Cap Focus" and formerly BlueChip Value Portfolio) are series of the Texas Capital Value Funds, Inc, collectively (the "Funds"). V&G began investment operations on November 6, 1995, while Mid-Cap Focus began investment operations on March 18, 1998. V&G's investment objective is capital appreciation. Mid-Cap Focus's investment objective is growth, with income a secondary consideration. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds' Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

B. Federal Income Taxes - It is the Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Funds intend to pay distributions as required to avoid imposition of excise tax. No federal income tax provision is required.

C. Securities Transactions, Investment Income and Other - Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

D. Distributions to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses and post-October capital losses.

E. Accounting Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements

The Funds have investment advisory agreements with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.
The Advisor provides continuous supervision of the investment portfolios and pays the cost of compensation of the officers of the Funds, occupancy and certain clerical and administrative costs involved in the day to day operations of the Funds. The Advisor bears most of the operating expenses of the Funds including legal, audit, printing, and insurance.

In addition, the Advisor is acting as the administrator to the Funds. For these services, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next $25 million, .28% on the next $70 million,
 .25% on the next $100 million, and .20% for over $200 million of each series.

Transactions with the Distributor

Choice Investments, Inc., the Company's Distributor and clearing through Southwest Securities, was paid $31,230 in commissions for executing portfolio transactions for the Value & Growth Portfolio.

Distribution Agreement and Plan

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Funds contract with registered broker-dealers and their agents to distribute shares of the Funds. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the period ending September 30, 1998, the amounts paid to the Distributor were $131,271 and $1,033, for V&G and Mid-Cap Focus, respectively, plus charges for sales of the Funds' shares in the amount $23,497.


3. PURCHASES AND SALES OF SECURITIES--For the period ended September 30, 1998 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $156,300,017 and $111,248,941, respectively, for the Value & Growth Portfolio and $1,635,836 and $658,892 for Mid-Cap Focus Portfolio, respectively.

4. LINE OF CREDIT-The Funds have a $9 million secured line of credit with Bank of Boston. Borrowings under this arrangement bear interest at the bank's prime rate. At September 30, 1998, the Funds had no borrowings outstanding. Based upon balances outstanding during the year, the weighted average interest rate was 8.6% and the weighted average amount outstanding was $344,509 for the Value & Growth Portfolio and $3,613 for the Mid-Cap Focus Portfolio.